Exhibit 99.1

CareDx Reports Fourth Quarter and FY2017 Financial Results

47 Transplantation Centers Offering AlloSure

9 Centers Enrolled in K-OAR

BRISBANE, Calif., March 22, 2018 (GLOBE NEWSWIRE) — CareDx, Inc. (NASDAQ: CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the fourth quarter and full year ended December 31, 2017.

Recent highlights:

•	AlloSure commercially launched on October 9, 2017

–	As of February 28, 2018, 47 U.S. transplant centers providing AlloSure testing to patients

–	Continued progress in Kidney Allograft Outcomes AlloSure Registry (K-OAR) enrollment, with 9 centers initiated as clinical trial sites as of February 28, 2018

•	Achieved total revenue for the fourth quarter 2017 of $12.5 million

–	AlloSure® testing revenue of $0.5 million, representing 282 test results provided to kidney transplant patients

–	AlloMap® testing revenue of $8.1 million, with fourth quarter US test volume increasing 8% year-over-year to 3,840 tests

–	Product revenue of $3.7 million

•	Revenue for the full year ended December 31, 2017 was $48.3 million, an increase of 19% year-over-year

•	Announced refinancing of debt with Perceptive Advisors, to be completed in April 2018

“The initial AlloSure interest and traction we experienced in the fourth quarter of 2017 continues in 2018,” said Peter Maag, CareDx President and Chief Executive Officer. “As of February 28, 2018, 47 centers are offering this high-value diagnostic test to kidney transplant patients across the US. Additionally, we enrolled our first patients and centers in the K-OAR registry and remain on-track to initiate 35 centers in this innovative study collecting longer-term outcome data on kidney transplant patients.”

Maag added, “We believe our new and simplified capital structure positions CareDx to achieve its financial and operational goals going forward. I want to thank the entire CareDx team for our 2017 accomplishments and am looking forward to 2018 being another record year for the company. CareDx is well-positioned to become a leading provider of diagnostic solutions to the transplant community.”

Fourth Quarter 2017 Financial Results

Revenue for the three months ended December 31, 2017 was $12.5 million, an increase of 15% compared with $10.9 million in the fourth quarter of 2016. Testing revenue for the quarter was $8.6 million compared with $7.4 million in the same period of 2016. Product revenue in the three months ended December 31, 2017 was $3.7 million, compared to $3.5 million in the same period of 2016.

For the fourth quarter of 2017, the net loss was $31.7 million compared to a net loss of $15.5 million in the same period of 2016. The fourth quarter of 2017 net loss includes charges totaling $27.1 million for changes in the estimated fair values of warrant and derivative liabilities, and contingent consideration. Basic and diluted net loss per share was $1.13 in the fourth quarter of 2017, compared to basic and diluted net loss per share of $0.73 in the fourth quarter of 2016.

Non-GAAP net loss was $2.6 million in the fourth quarter of 2017 compared to $2.7 million in the fourth quarter of 2016. Basic and diluted non-GAAP net loss per share was $0.09, in the fourth quarter of 2017 compared to $0.13 in the fourth quarter of 2016.

Cash and cash equivalents were $16.9 million and restricted cash was $9.6 million as of December 31, 2017. The change in cash and cash equivalents from $6.0 million as of September 30, 2017, is due to $19.5 million net cash received from a public offering of common stock and exercises of common stock warrants and options, partially offset by approximately $6.5 million net cash used to repay debt, bank overdraft and deferred purchase obligations, and $2.1 million net cash used in operating activities.

Full Year 2017 Financial Results

Revenue for the full year ended December 31, 2017 was $48.3 million, an increase of 19% compared with $40.6 million in full year 2016 revenue. Testing revenue for the year ended December 31, 2017 was $33.1 million, compared with $29.7 million in the same period in 2016. Product revenue for the full year 2017 was $14.6 million, compared to $10.7 million in the same period of 2016.

Net loss for the full year ended December 31, 2017 was $55.5 million compared with a net loss of $39.5 million in 2016. The full year 2017 net loss includes charges totaling $30.8 million for changes in the estimated fair values of warrant and derivative liabilities, and contingent consideration. Basic and diluted net loss per share were $2.38 compared to $2.39 in the full year 2016.

Non-GAAP net loss was $16.1 million for the full year ended December 31, 2017 compared to $13.8 million in 2016. Non-GAAP basic and diluted net loss per share were $0.69 in the full year 2017, compared to basic and diluted net loss per share of $0.83 in 2016.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

2018 Guidance

For the full year 2018, CareDx expects revenue to be in the range of $61 million to $63 million, with profitability expected during the second half of the year. Each of the components of CareDx’s guidance set forth above is an estimate only and actual performance could differ.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant recipients. CareDx offers products across the transplant testing continuum, including AlloMap and AlloSure for post-transplant surveillance and Olerup SSP®, Olerup QTYPE®, and Olerup SBT™ for pre-transplant HLA testing.

For more information, please visit: www.CareDx.com.

Forward Looking Statements

This press release includes forward-looking statements, including expectations regarding the Company’s fiscal 2018 revenue, timing for profitability, achievement of our financial and operational goals and prospects. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including general economic and market factors, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed by CareDx with the SEC on April 21, 2017 and the periodic reports that CareDx has subsequently filed with the SEC. Any of these may cause CareDx’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CONTACTS:

CareDx, Inc.

Sasha King

Chief Commercial Officer

415-287-2393

sking@caredx.com

Investor Relations

David Clair

Integrated Corporate Relations, Inc.

646-277-1266

david.clair@icrinc.com

CareDx, Inc.

Consolidated Statements of Operations

(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017(1)	2016(1)
Revenue:
Testing revenue	$8,621	$7,363	$33,106	$29,680
Product revenue	3,718	3,487	14,634	10,715
Collaboration and license revenue	164	10	584	236

Total revenue	12,503	10,860	48,324	40,631
Operating expenses:
Cost of testing	3,121	2,654	12,345	10,882
Cost of product	2,468	3,829	9,026	10,240
Research and development	3,028	3,154	12,388	12,385
Sales and marketing	3,061	2,622	12,808	11,166
General and administrative	4,241	4,475	18,913	20,725
Goodwill impairment	—	13,021	1,958	13,021
Change in estimated fair value of contingent consideration	871	(34)	1,180	(456)

Total operating expenses	16,790	29,721	68,618	77,963

Loss from operations	(4,287)	(18,861)	(20,294)	(37,332)
Interest expense	(1,697)	(509)	(5,863)	(1,860)
Other (expense) income, net	(299)	1,414	(1,490)	(1,920)
Change in estimated fair value of common stock warrant liability and derivative liability	(26,218)	1,529	(29,622)	(250)

Loss before income taxes	(32,501)	(16,427)	(57,269)	(41,362)
Income tax benefit	872	718	1,709	1,606

Net loss	(31,629)	(15,709)	(55,560)	(39,756)
Net loss attributable to noncontrolling interest	42	(229)	(91)	(287)

Net loss attributable to CareDx, Inc.	$(31,671)	$(15,480)	$(55,469)	$(39,469)

Net loss per share attributable to CareDx, Inc.:
Basic	$(1.13)	$(0.73)	$(2.38)	$(2.39)

Diluted	$(1.13)	$(0.73)	$(2.38)	$(2.39)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	27,983,033	21,270,151	23,332,503	16,496,911

Diluted	27,983,033	21,270,151	23,332,503	16,496,911

(1)	The Consolidated Statements of Operations for the twelve months ended December 31, 2017 and December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	December 31, 2017 (1)	December 31, 2016 (1)

Assets
Current assets:
Cash and cash equivalents	$16,895	$17,258
Accounts receivable	2,991	2,768
Inventory	5,529	5,461
Prepaid and other assets	1,352	1,186

Total current assets	26,767	26,673
Property and equipment, net	2,075	2,931
Intangible assets, net	33,139	33,124
Goodwill	12,005	13,839
Restricted cash	9,579	143
Other assets	—	20

Total assets	$83,565	$76,730

Liabilities and stockholders’ (deficit) equity
Current liabilities:
Accounts payable	$3,391	$3,065
Accrued payroll liabilities	5,013	3,851
Accrued and other liabilities	3,735	5,320
Accrued royalties	—	263
Deferred revenue	39	42
Deferred purchase consideration	407	5,445
Derivative liability	14,600	—
Current debt	15,721	22,846

Total current liabilities	42,906	40,832
Deferred rent, net of current portion	913	1,301
Deferred revenue, net of current portion	730	759
Deferred tax liability	4,933	6,057
Long-term debt, net of current portion	18,338	1,098
Contingent consideration	1,672	492
Common stock warrant liability	18,712	5,208
Other liabilities	1,315	1,222

Total liabilities	89,519	56,969
Stockholders’ equity:
Common stock	29	21
Additional paid-in capital	264,204	235,673
Accumulated other comprehensive loss	(2,345)	(3,659)
Accumulated deficit	(268,022)	(212,553)

Total CareDx, Inc. stockholders' (deficit) equity	(6,134)	19,482
Noncontrolling interest	180	279

Total stockholders' (deficit) equity	(5,954)	19,761

Total liabilities and stockholders’ (deficit) equity	$83,565	$76,730

(1)	The condensed balance sheets at December 31, 2017 and December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Cost of testing reconciliation:
GAAP cost of testing	$3,121	$2,654	$12,345	$10,882
Stock-based compensation expense	(31)	(40)	(188)	(144)

Non-GAAP cost of testing	$3,090	$2,614	$12,157	$10,738

Cost of product reconciliation:
GAAP cost of product	$2,468	$3,829	$9,026	$10,240
Acquisition related-amortization of purchased intangibles	(373)	(393)	(1,466)	(1,040)
Acquisition related-amortization of inventory valuation adjustment	(89)	(1,427)	(509)	(3,926)

Non-GAAP cost of product	$2,006	$2,009	$7,051	$5,274

Research and development expenses reconciliation:
GAAP research and development expenses	$3,028	$3,154	$12,388	$12,385
Stock-based compensation expense	(126)	(115)	(405)	(437)

Non-GAAP research and development expenses	$2,902	$3,039	$11,983	$11,948

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,061	$2,622	$12,808	$11,166
Acquisition related-amortization of purchased intangibles	(248)	(228)	(967)	(681)
Stock-based compensation expense	(30)	(33)	(157)	(151)

Non-GAAP sales and marketing expenses	$2,783	$2,361	$11,684	$10,334

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$4,241	$4,475	$18,913	$20,725
Acquisition related fees and expenses	—	(135)	—	(4,433)
Stock-based compensation expense	(241)	(277)	(994)	(1,213)

Non-GAAP general and administrative expenses	$4,000	$4,063	$17,919	$15,079

Goodwill impairment reconciliation:
GAAP goodwill impairment	$—	$13,021	$1,958	$13,021
Goodwill impairment	—	(13,021)	(1,958)	(13,021)

Non-GAAP goodwill impairment	$—	$—	$—	$—

Change in estimated fair value of contingent consideration reconciliation:
GAAP change in estimated fair value of contingent consideration	$871	$(34)	$1,180	$(456)
Change in estimated fair value of contingent consideration	(871)	34	(1,180)	456

Non-GAAP change in estimated fair value of contingent consideration	$—	$—	$—	$—

Interest expense reconciliation:
GAAP interest expense	$(1,697)	$(509)	$(5,863)	$(1,860)
Amortization of debt discount	731	40	2,098	167

Non-GAAP interest expense	$(966)	$(469)	$(3,765)	$(1,693)

Other expense, net reconciliation:
GAAP other expense, net	$(299)	$1,414	$(1,490)	$(1,920)
Debt financing related fees and expenses	—	(785)	309	2,154
Loss on conversion from debt to equity	278	—	278	—

Non-GAAP other expense, net	$(21)	$629	$(903)	$234

Change in estimated fair value of common stock warrant and derivative liabilities reconciliation:
GAAP change in estimated fair value of common stock warrant and derivative liabilities	$(26,218)	$1,529	$(29,622)	$(250)
Change in estimated fair value of common stock warrant and derivative liabilities reconciliation:	26,218	(1,529)	29,622	250

Non-GAAP change in estimated fair value of common stock warrant and derivative liabilities	$—	$—	$—	$—

Income tax benefit reconciliation:
GAAP income tax benefit	$872	$718	$1,709	$1,606
Tax effect related to amortization of purchased intangibles	(200)	(551)	(735)	(1,442)

Non-GAAP income tax benefit	$672	$167	$974	$164

Net loss reconciliation:
GAAP net loss attributable to CareDx, Inc.	$(31,671)	$(15,480)	$(55,469)	$(39,469)
Acquisition related-amortization of purchased intangibles	621	621	2,433	1,721
Acquisition related-amortization of inventory valuation adjustment	89	1,427	509	3,926
Tax effect related to amortization of purchased intangibles	(200)	(551)	(735)	(1,442)
Acquisition related fees and expenses	—	135	—	4,433
Debt financing related fees and expenses	—	(785)	309	2,154
Amortization of debt discount	731	40	2,098	167
Loss on conversion from debt to equity	278	—	278	—
Stock-based compensation expenses	428	465	1,744	1,945
Goodwill impairment	—	13,021	1,958	13,021
Change in estimated fair value of contingent consideration	871	(34)	1,180	(456)
Change in estimated fair value of common stock warrant liability and derivative liability	26,218	(1,529)	29,622	250

Non-GAAP net loss	$(2,635)	$(2,670)	$(16,073)	$(13,750)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(1.13)	$(0.73)	$(2.38)	$(2.39)
Acquisition related-amortization of purchased intangibles	0.02	0.03	0.10	0.10
Acquisition related-amortization of inventory valuation adjustment	0.00	0.07	0.02	0.24
Tax effect related to amortization purchased intangibles	(0.01)	(0.03)	(0.03)	(0.09)
Acquisition related fees and expenses	—	0.01	—	0.27
Debt financing related fees and expenses	—	(0.04)	0.01	0.13
Amortization of debt discount	0.03	0.00	0.09	0.01
Loss on conversion from debt to equity	0.01	—	0.01	—
Stock-based compensation expenses	0.02	0.02	0.07	0.12
Goodwill impairment	—	0.61	0.08	0.79
Change in estimated fair value of contingent consideration	0.03	(0.00)	0.05	(0.03)
Change in estimated fair value of common stock warrant and derivative liabilities	0.94	(0.07)	1.27	0.02

Non-GAAP basic net loss per share attributable to CareDx	$(0.09)	$(0.13)	$(0.69)	$(0.83)

Non-GAAP diluted net loss per share attributable to CareDx	$(0.09)	$(0.13)	$(0.69)	$(0.83)

Non-GAAP adjustment summary:
Cost of testing	$31	$40	$188	$144
Cost of product	462	1,820	1,975	4,966
Research and development	126	115	405	437
Sales and marketing	278	261	1,124	832
General and administrative	241	412	994	5,646
Goodwill impairment	—	13,021	1,958	13,021
Change in estimated fair value of contingent consideration	871	(34)	1,180	(456)
Interest expense, net	731	40	2,098	167
Other (expense) income, net	278	(785)	587	2,154
Change in estimated fair value of common stock warrant and derivative liabilities	26,218	(1,529)	29,622	250
Tax effect related to amortization of purchased intangibles	(200)	(551)	(735)	(1,442)

Total Non-GAAP adjustment summary:	$29,036	$12,810	$39,396	$25,719